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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 9, 1996
                                                           -------------------


                             NAI Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



                                     0-3704
                      ----------------------------------
                            (Commission File Number)



             New York                                     11-1798773
 ----------------------------------                  ----------------------
    (State or other jurisdiction                        (I.R.S. Employer
  of incorporation or organization)                  Identification Number)


       2405 Trade Centre Avenue
           Longmont, Colorado                                 80503
 ----------------------------------                  ----------------------
         (Address of principal                             (Zip Code)
           executive offices)



       Registrant's telephone number, including area code (303) 776-5674
                                                          -------------------


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          (Former name or former address, if changed since last report)


                                Page 1 of 7 Pages
                             Exhibit Index on Page 4


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Item 5.           Other Events

                  On May 9, 1996, NAI Technologies, Inc., a New York corporation (the "Company"), entered into an agreement with Charles S. Holmes, a member of the Company's Board of Directors ("Mr. Holmes"), that in consideration of his converting the 12% Convertible Subordinated Promissory Note due 2001 of the Company in the aggregate unpaid principal amount of $2,000,000 held by him (the "Note") into 1,000,000 shares of common stock, par value $.10 per share (the "Common Stock"), of the Company as provided in Section 6 of the Note (the "Conversion") which enabled the Company to achieve recompliance with the Net Tangible Asset Requirement of The Nasdaq Stock Market, the Company would immediately grant him warrants to purchase 300,000 shares of Common Stock at any time and from time to time on or before February 15, 2002 at an exercise price of $3.00 per share, subject to adjustment in certain events (the "Additional Warrants"). Mr. Holmes had previously received warrants to purchase 1,700,000 shares of Common Stock before February 15, 2002 at an exercise price of $2.50 per share (subject to adjustment in certain events) from the Company in connection with the Company's private placement of Notes and warrants in the first quarter of 1996.

                  The foregoing description of the Conversion of the Note and the issuance of the Additional Warrants is a summary of certain of the provisions contained in a Letter Agreement with respect thereto and reference is made to a copy of such agreement which is attached hereto as Exhibit 1 and is incorporated herein by reference for all of its terms and conditions.

                  The Company has prepared and is filing herewith Pro Forma Consolidated Balance Sheets as of April 27, 1996 showing the balance sheet effect of the Conversion of the Note and the issuance of the Additional Warrants and reference is made to a copy of such Pro Forma Consolidated Balance Sheets which is attached hereto as Exhibit 2 and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NAI TECHNOLOGIES, INC.


                                             By:/s/ Richard A. Schneider
                                                --------------------------
                                             Name:  Richard A. Schneider
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


Date: May 20, 1996



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                                  EXHIBIT INDEX


Exhibit No.                                     Description
- -----------                                     -----------
1.                Letter Agreement, dated May 9, 1996, between Charles S. Holmes and the Company.

2.                Pro Forma Consolidated Balance Sheets as of April 27, 1996 of NAI
                  Technologies, Inc. and Subsidiaries.



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